Acquisitions	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisitions [Text Block]
Note 2 – Acquisitions
ACMP
As previously discussed in Note 1 – General, Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies, the net assets of Pre-merger WPZ and ACMP have been combined at Williams’ historical basis. Williams’ basis in ACMP reflects its business combination accounting resulting from acquiring control of ACMP on July 1, 2014 (ACMP Acquisition), which, among other things, requires identifiable assets acquired and liabilities assumed to be measured at their acquisition-date fair values.
The valuation techniques used to measure the acquisition-date fair value of ACMP consisted of valuing the limited partner units and general partner interest separately. The limited partner units of ACMP, consisting of common and Class B units, were valued based on ACMP’s closing common unit price at July 1, 2014. The general partner interest, including IDRs, was valued on a noncontrolling basis using an income approach based on a discounted cash flow analysis and a market comparison analysis based on comparable guideline companies and an implied fair value from Williams’ purchase.
The following table presents the allocation of the acquisition-date fair value of the major classes of the assets acquired, which are presented in the Northeast G&P and West segments, liabilities assumed, noncontrolling interest, and equity at July 1, 2014. The fair value of accounts receivable acquired equaled contractual amounts receivable. Changes to the preliminary allocation disclosed in Exhibit 99.1 of the Form 8-K dated May 6, 2015, which were recorded in the first quarter of 2015, reflect an increase of $150 million in Property, plant, and equipment and $25 million in Goodwill, and a decrease of $168 million in Other intangible assets and $7 million in Investments. These adjustments during the measurement period were not considered significant to require retrospective revisions of our financial statements.

(Millions)
Accounts receivable	$168
Other current assets	63
Investments	5,865
Property, plant, and equipment	7,165
Goodwill	499
Other intangible assets	8,841
Current liabilities	(408)
Debt	(4,052)
Other noncurrent liabilities	(9)
Noncontrolling interest in ACMP’s subsidiaries	(958)
Noncontrolling interest representing ACMP public unitholders	(6,544)
Equity	(10,630)

Other intangible assets recognized in the acquisition are related to contractual customer relationships from gas gathering agreements with our customers. The basis for determining the value of these intangible assets was estimated future net cash flows to be derived from acquired contractual customer relationships discounted using a risk-adjusted discount rate. These intangible assets are being amortized on a straight-line basis over 30 years during which contractual customer relationships are expected to contribute to our cash flows. As estimated at the time of acquisition, approximately 56 percent of the expected future revenues from these contractual customer relationships were impacted by our ability and intent to renew or renegotiate existing customer contracts. We expense costs incurred to renew or extend the terms of our gas gathering, processing, and fractionation contracts with customers. Based on the estimated future revenues during the current contract periods (as estimated at the time of acquisition), the weighted-average periods to the next renewal or extension of the existing customer contracts were approximately 17 years.

The following unaudited pro forma Total revenues and Net income (loss) attributable to controlling interests for the year ended December 31, 2014, are presented as if the ACMP Acquisition had been completed on January 1, 2014. These pro forma amounts are not necessarily indicative of what the actual results would have been if the acquisition had in fact occurred on the date or for the period indicated, nor do they purport to project Total revenues or Net income (loss) attributable to controlling interests for any future periods or as of any date. These amounts do not give effect to any potential cost savings, operating synergies, or revenue enhancements to result from the transactions or the potential costs to achieve these cost savings, operating synergies, and revenue enhancements.

December 31,
2014
(Millions)
Total revenues	$7,953
Net income (loss) attributable to controlling interests	$1,376

Significant adjustments to pro forma Net income (loss) attributable to controlling interests include additional depreciation and amortization expense associated with reflecting the acquired investments, property, plant, and equipment, and other intangible assets at fair value. The adjustments assume estimated useful lives of 30 years.

During the year ended December 31, 2014, ACMP contributed Total revenues of $781 million and Net income (loss) attributable to controlling interests of $165 million.
Costs incurred by Williams related to this acquisition were $16 million in 2014 and are reported within our West segment and included in Selling, general, and administrative expenses in the Consolidated Statement of Comprehensive Income (Loss). Direct transaction costs associated with financing commitments were $9 million in 2014 and reported within Interest incurred in the Consolidated Statement of Comprehensive Income (Loss).
Eagle Ford Gathering System
In May 2015, we acquired a gathering system comprised of approximately 140 miles of pipeline and a sour gas compression facility in the Eagle Ford Shale, included in our West segment, for $112 million. The acquisition was accounted for as a business combination, and the allocation of the acquisition-date fair value of the major classes of assets acquired includes $80 million of Property, plant, and equipment – net and $32 million of Intangible assets – net of accumulated amortization in the Consolidated Balance Sheet. Changes to the preliminary allocation disclosed in the second quarter of 2015 reflect an increase of $20 million in Property, plant, and equipment – net, and a decrease of $20 million in Intangible assets – net of accumulated amortization.
UEOM Equity-Method Investment
In June 2015, we acquired an additional 13 percent interest in our equity-method investment, UEOM, for $357 million. Following the acquisition we own approximately 62 percent of UEOM. However, we continue to account for this as an equity-method investment because we do not control UEOM due to the significant participatory rights of our partner. In connection with the acquisition of the additional interest, our general partner agreed to waive approximately $2 million of its IDR payments each quarter through 2017. See Note 1 – General, Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies for discussion of agreement with Williams wherein Williams permanently waived IDR payment obligations from us.